Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated November 28, 2023 (this “Agreement”) is entered into by and among IQVIA Inc., a Delaware corporation (the “Issuer”), IQVIA Holdings Inc., a Delaware corporation (the “Parent”), the subsidiaries of the Issuer party hereto (the “Subsidiary Guarantors” and, together with the Parent, the “Initial Guarantors”) and J.P. Morgan Securities LLC, as representative (the “Representative”) of the several initial purchasers listed on Schedule II of the Purchase Agreement (as defined below) (the “Initial Purchasers”).

The Issuer, the Initial Guarantors and the Representative are parties to that certain Purchase Agreement, dated November 14, 2023 (the “Purchase Agreement”), which provides for, inter alia, the sale by the Issuer to the Initial Purchasers of $1,250,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2029 (the “Notes”).

The Notes will be issued under that certain Indenture dated as of November 28, 2023 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the “Indenture”), among the Issuer, the Parent and U.S. Bank Trust Company, National Association, as trustee and collateral agent. The Initial Guarantors will, jointly and severally, irrevocably and unconditionally, guarantee on a senior secured basis, the obligations of the Issuer, including the due and punctual payment of interest on the Notes (the “Notes Guarantees”). The term “Securities” shall mean the Notes and the Notes Guarantees.

As an inducement to the Representative to enter into the Purchase Agreement, the Issuer and the Initial Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2(d).

“Additional Guarantors” shall mean any subsidiary of the Issuer that executes a Guarantee under the Indenture after the Closing Date and prior to the consummation of the Exchange Offer Registration or, if applicable, the effectiveness of any Shelf Registration Statement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean November 28, 2023, the date of original issuance of the Notes and the Notes Guarantees.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Date” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuer and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Effectiveness Target Date” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean the Registered Equivalent Notes (as defined in the Indenture) issued under the Indenture pursuant to this Agreement.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Issuer with its consent or used or referred to by the Issuer in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the Notes Guarantees and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any successor of a Guarantor that provides a Guarantee for the Securities.

“Holders” shall mean the Initial Purchasers, for so long as they directly own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Section 4 and Section 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall have the meaning set forth in the preamble.

“Initial Guarantors” shall have the meaning set forth in the preamble.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Issuer” shall have the meaning set forth in the preamble.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuer or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuer shall issue any additional Securities under the Indenture that are entitled to the benefit of registration rights prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notes” shall have the meaning set forth in the preamble.

“Notes Guarantees” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Issuer upon receipt of a Shelf Request from such Holder.

“Parent” shall have the meaning set forth in the preamble.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities cease to be outstanding, (iii) if the Exchange Offer is made, on or after the Exchange Date therefor with respect to Holders that are eligible to participate in the Exchange Offer but fail to tender such Securities in the Exchange Offer or (iv) when such Securities have been distributed to the public pursuant to Rule 144.

“Registration Default” shall mean the occurrence of any of the following, unless the Securities are earlier redeemed: (i) unless the Exchange Offer is prohibited by any applicable law or applicable interpretations of the Staff, the Exchange Offer Registration Statement has not been declared effective by the SEC (or become automatically effective) on or prior to the Exchange Offer Effectiveness Target Date, (ii) in the event the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to Section 2(b) hereof, the Shelf Registration Statement has not been declared effective by the SEC (or become automatically effective) on or prior to the later of (x) 365 days after the Closing Date and (y) the Target Filing Date, (iii) the Exchange Offer has not been consummated within 30 Business Days after the Exchange Offer Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement has been declared effective (or automatically effective) and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable (other than as a result of actions by or circumstances relating to the Holders requesting registration) without being succeeded promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective (or automatically effective) within 20 days of filing such post-effective amendment to such Registration Statement, and such failure to remain effective or usable exists for more than 60 days (whether or not consecutive) in any 12-month period.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including without limitation: (i) all SEC or Financial Industry Regulatory Authority, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of not more than one counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of the Issuer and the Guarantors in preparing (and of any Person in assisting the Issuer and the Guarantors in preparing), word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements or other similar agreements and any other documents relating to the Issuer’s and the Guarantors’ performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements of the Issuer and the Guarantors relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable and actual out-of-pocket fees and disbursements of not more than one counsel for the Holders and (viii) the fees and disbursements of the independent registered public accountants of the Issuer and the

Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement; but excluding fees and expenses of counsel to the Initial Purchasers or any Underwriters or the Holders (other than fees and expenses set forth in clauses (ii) or (vii) above) and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuer and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Representative” shall have the meaning set forth in the preamble.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act.

“SEC” shall mean the United States Securities and Exchange Commission, or any successor federal agency performing similar functions.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantors that covers all or a portion of the Registrable Securities (but, unless such Shelf Registration Statement is an automatic Shelf Registration Statement, no other securities unless approved by a majority of the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein. For the avoidance of doubt, “Shelf Registration Statement” shall include any previously filed registration statement of the Issuer that is amended or supplemented to satisfy the foregoing.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Target Filing Date” shall have the meaning set forth in Section 2(b) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuer and the Guarantors shall use commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities within 270 days after the Closing Date and (ii) have such Registration Statement declared effective promptly thereafter, but in no event later than 365 days after the Closing Date (the “Exchange Offer Effectiveness Target Date”) and, at the request of one or more Participating Broker-Dealers, remain continuously effective until 90 days after the date that it becomes effective, for use by one or more Participating Broker-Dealers (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant thereto). The Issuer and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use commercially reasonable efforts to complete the Exchange Offer not later than 30 Business Days after the Exchange Offer Effectiveness Target Date.

The Issuer and the Guarantors shall commence the Exchange Offer by mailing or delivering the related Prospectus and other accompanying documents, if any, in compliance with the applicable procedures of the depositary holding the Securities stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)

the Exchange Offer shall remain available for tenders by the Holders of Registrable Securities for a period of at least 20 Business Days from the date the Exchange Offer is commenced (or longer if required by applicable law including in accordance with the requirements of Regulation 14E of the Exchange Act) (the “Exchange Date”);

(iii)

that any Registrable Security not tendered by the Exchange Date will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise expressly specified herein;

(iv)

that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the Exchange Date; and

(v)

that any Holder will be entitled to withdraw its election, not later than the close of business on the Exchange Date, by (A) delivering to the institution and at the address specified in the notice, email, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuer and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer or any Guarantor, or if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities, (v) such Holder holds all right, title and interest in and to the Registrable Securities to be exchanged, (vi) such Holder transfers all right, title and interest in the Registrable Securities to the Issuer in exchange for the Exchange Securities free and clear of all liens, encumbrances, or rights or interests of third parties, and (vii) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a public distribution of Exchange Securities.

As soon as practicable after the Exchange Date, the Issuer and the Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)

deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Issuer and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (a) that the Exchange Offer does not violate in any material respect any applicable law or applicable interpretations of the Staff and (b) as expressly set forth herein, including the making of the representations and warranties referred to in the second preceding paragraph and compliance with the terms and conditions set forth in the third preceding paragraph.

(b) In the event that (i) the Issuer and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or may not be completed as soon as practicable after the Exchange Date, in each case, because it would violate any applicable law or applicable interpretations of the Staff or (ii) after the filing of the Exchange Offer Registration Statement with the SEC, upon receipt of a written request (a “Shelf Request”) within 20 Business Days after the consummation of the Exchange Offer (x) from any Initial Purchaser or Holder representing that it holds Registrable Securities but is prohibited by applicable law or SEC policy from participating in the Exchange Offer, (y) from any Initial Purchaser or Holder that participates in the Exchange Offer, which represents that it received Exchange Securities that may be sold with only Securities Act restrictions (for the avoidance of doubt, other than restrictions resulting solely by reason of the status of such Initial Purchaser or Holder as an affiliate of the Issuer or any Guarantor) on transfer or (z) from any Initial Purchaser with respect to Registrable Securities that have, or that are reasonably likely to be determined to have, the status of unsold allotments in the original distribution of the Registrable Securities, the Issuer and the Guarantors shall, subject to Section 2(f), use commercially reasonable efforts to cause to be filed as soon as practicable, but in any event within 60 days (such 60th day, the “Target Filing Date”), after such determination date or Shelf Request, as the case may be, a Shelf Registration Statement (which, if permitted, may be an amendment to the Exchange Offer Registration Statement) providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective promptly; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Issuer as is contemplated by Section 3(b) hereof.

In the event that the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (i) of the directly preceding paragraph, the filing of an Exchange Offer Registration Statement in compliance with Section 2(a) above shall be deemed to satisfy the requirement to file a Shelf Registration Statement pursuant to the preceding paragraph, provided that in such event the Issuer and the Guarantors shall remain obligated to use commercially reasonable efforts to cause such Registration Statement to become effective. In the event that the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (ii) of the directly preceding paragraph, the Issuer and the Guarantors shall use commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by Participating Holders after completion of the Exchange Offer.

The Issuer and the Guarantors agree to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, subject to Sections 2(f) and 3(d), until the earlier of the date that is (x) the date that the Securities cease to be Registrable Securities or (y) 365 calendar days following the date that is the earlier of (A) 365 calendar days after the Closing Date (or, if such 365th day is not a Business Day, the next succeeding Business Day) or (B) the date on which the Securities covered by the Shelf Request have been transferred by all Holders (in the case of any Shelf Registration Statement required to be filed pursuant to Section 2(b)(i))

or all of the Participating Holder(s) making such Shelf Request (in the case of any Shelf Registration Statement required to be filed pursuant to Section 2(b)(ii)) (the period from the effective date thereof to such date, the “Shelf Effectiveness Period”). The Issuer and the Guarantors further agree, subject to Section 2(f), to use commercially reasonable efforts to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuer and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested in writing pursuant to the notice provision hereof by a Participating Holder of Registrable Securities with respect to information relating to such Holder prior to the end of the Shelf Effectiveness Period, and to use commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Issuer and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Issuer and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions, its own attorney fees (except as such fees may be covered by clause (vii) of the definition of Registration Expenses) and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or otherwise becomes effective pursuant to SEC rules. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act or otherwise becomes effective pursuant to SEC rules.

If a Registration Default occurs, the interest rate on the applicable Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on and including the day such Registration Default occurred and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period in which such Registration Default continues, in each case until and excluding the date such Registration Default ends, up to a maximum increase for all Registration Defaults in the aggregate of 1.00% per annum (collectively, the “Additional Interest”). Following the earlier of (i) the cure of all Registration Defaults relating to any particular Registrable Securities and (ii) the date on which such Registrable Security ceases to be a Registrable Security, the interest rate borne by the relevant Registrable Security will be reduced to the original interest rate borne by such Registrable Security; provided, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Registrable Securities shall again be increased pursuant to the foregoing provisions. Notwithstanding the foregoing, (i) neither the Issuer nor any Guarantor shall be required to pay Additional Interest in excess of the amount described above because more than one Registration Default has occurred and is pending, (ii) a Holder of Registrable Securities who is not entitled to the benefits of a Shelf Registration Statement shall not be entitled to Additional Interest with respect to a Registration Default that pertains to such Shelf Registration Statement, (iii) a Holder of Registrable Securities who does not make a Shelf Request shall not be entitled to Additional Interest in respect of a Registration Default pertaining to a Shelf Registration Statement related to such Shelf Request, and (iv) a Holder who cannot take advantage of the Exchange Offer shall not be entitled to Additional Interest in respect of a Registration Default relating to the Exchange Offer.

(e) Any amounts paid pursuant to Section 2(d) above shall be computed ratably on the basis of twelve 30-day months and shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first date an interest payment is made pursuant to the Indenture following the date of such Registration Default.

(f) Notwithstanding anything contained in this Agreement to the contrary, upon the occurrence or existence of a possible acquisition or business combination or other transaction, business development or event involving the Issuer or the Guarantors that may require disclosure in a Registration Statement, if the Issuer determines in the exercise of its reasonable judgment (and not for the purpose of avoidance of its obligations hereunder) that such disclosure is not in the best interests of the Issuer and its stockholders, the Issuer and the Guarantors may delay the filing or the effectiveness, or may suspend the effectiveness, of the Exchange Offer Registration Statement or the Shelf Registration Statement and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration Statement for one or more periods not to exceed an aggregate of 45 days (whether or not consecutive) during any 12-month period. Any such delay period will not defer the obligations of the Issuer to pay Additional Interest with respect to a Registration Default.

(g) The Issuer and the Guarantors covenant that they (including their agents and representatives) will not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuer and the Guarantors shall in accordance with the terms of this Agreement:

(i) use commercially reasonable efforts to prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuer and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) use commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective (subject to the provisions of Sections 2(f) and 3(d) hereof) for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) in the case of a Shelf Registration, use commercially reasonable efforts to furnish to each Participating Holder, to counsel for such Participating Holders (to the extent that the Issuer and the Guarantors have been requested to do so and provided with contact information for such counsel) and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus or preliminary prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Issuer and the Guarantors consent to the use of such Prospectus or preliminary prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or preliminary prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv) prior to any public offering of Registrable Securities, use commercially reasonable efforts to cooperate with the applicable selling Holders and their counsel to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; use commercially reasonable efforts to cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.; and use commercially reasonable efforts to do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Issuer nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) execute or file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation or service of process in any such jurisdiction if it is not so subject;

(v) notify each Holder and any Underwriter and, in the case of a Shelf Registration, notify counsel for each Participating Holder, promptly and, if requested by any such Person, confirm such advice in writing promptly (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective and when any amendment or supplement to the related Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or the related Prospectus or for additional information, in each case after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuer of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that in the determination of the Issuer or any Guarantor makes any statement of material fact made in such Registration Statement or the related Prospectus untrue or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (6) of any determination by the Issuer or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus would be appropriate and (7) of any suspension in the effectiveness of a Registration Statement pursuant to Section 2(f) (provided that such notice required under this Section 3(a)(v) in connection with such suspension pursuant to Section 2(f) shall not require the Issuer to disclose the applicable possible acquisition or business combination or other transaction, business development or event if the Issuer determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential);

(vi) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, as promptly as practicable, and provide prompt notice to each Participating Holder of the withdrawal of any such order or such resolution;

(vii) in the case of a Shelf Registration, use commercially reasonable efforts to furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless reasonably requested), in each case, if not available on EDGAR;

(viii) in the case of a Shelf Registration, unless the Registrable Securities are in book-entry or global certificate only form, use commercially reasonable efforts to reasonably cooperate (if applicable) with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

(ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuer and the

Guarantors shall notify (it being understood and agreed that no such notice or any notice under Section 3(a)(v)(5) shall include any material non-public information with respect to the relevant event) the Participating Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders hereby agree to suspend use of the Prospectus until the Issuer and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission; provided that neither the Issuer nor the Guarantors shall be required to take any action pursuant this Section 3(a)(ix) during any suspension period pursuant to Sections 2(f) or 3(d) hereof;

(x) in case of a Shelf Registration, a reasonable time prior to the filing of such Registration Statement, any related Prospectus, any amendment to such Registration Statement or amendment or supplement to such Prospectus or of any document that is to be incorporated by reference into such Registration Statement or such Prospectus after initial filing of such Shelf Registration Statement (except for current reports filed on Form 8-K filed in the ordinary course of business), provide copies of such document to the Representative and its counsel and to the Holders of Registrable Securities and their counsel to the extent that the Issuer and the Guarantors have been requested to do so and provided with contact information for such counsel) and make such of the representatives of the Issuer and the Guarantors as shall be reasonably requested by the Representative or its counsel and the Participating Holders or their counsel available for discussion of such document at reasonable times and upon reasonable notice; and the Issuer and the Guarantors shall not, at any time after initial filing of a Shelf Registration Statement, file any Prospectus, any amendment of or any supplement to a Registration Statement or Prospectus or (except for current reports filed on Form 8-K filed in the ordinary course of business) any document that is to be incorporated by reference into a Shelf Registration Statement, or a related Prospectus, of which the Participating Holders of Registrable Securities (and to the extent that the Issuer and the Guarantors have been requested to do so and provided with contact information for such counsel, their counsel) shall not have previously been advised and, to the extent requested, furnished a copy or to which the Representative or its counsel and the Participating Holders of Registrable Securities or their counsel shall reasonably object in writing within five Business Days after the receipt thereof;

(xi) use commercially reasonable efforts to obtain a CUSIP number for all Exchange Securities or Registrable Securities in the case of a Shelf Registration, as the case may be, not later than the initial effective date of a Registration Statement.

(xii) use commercially reasonable efforts to cause the Indenture to continue to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; provide cooperation with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to remain so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to remain so qualified in a timely manner;

(xiii) in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuer and its subsidiaries, and cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement in each case, as is customary for similar “due diligence” examinations of underwritten offerings; provided that if any such information is identified by the Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect, the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment or in derogation of the obligations of such Person in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Person and arising out of, based upon, relating to, or involving this Agreement or the Shelf Registration, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, and provided further that the respective officers, director and employees of the Issuer and the Guarantors and other subsidiaries of the Issuer shall not be required to provide any information, and the Issuer and its subsidiaries shall not be required to make available any records, documents or properties, the disclosure or inspection of which is prohibited by the organizational documents of the Issuer or such Guarantor or other subsidiary of the Parent or by law, rule or regulation;

(xiv) [reserved];

(xv) if reasonably requested by any Participating Holder covered by a Shelf Registration Statement pursuant to Section 2(b) hereof, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein; and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuer has received notification of the matters to be so included in such filing;

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (to the extent requested by the Participating Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Issuer and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers similar to the Issuer to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain customary opinions of counsel to the Issuer and the Guarantors (which opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each requesting Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) use commercially reasonable efforts to obtain “comfort” letters from the independent registered public accountants of the Issuer and the Guarantors (and, if necessary, any other independent registered public accountant of any subsidiary of the Issuer or any Guarantor, or of any business acquired by the Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus or Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Participating Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; it being agreed that the representations and warranties, opinions of counsel and comfort letters delivered in connection with the initial offering of the Securities are customary; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Issuer of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following such Additional Guarantor executing its guarantee under the Indenture.

(b) In the case of a Shelf Registration Statement, the Issuer may require each Holder of Registrable Securities to furnish to the Issuer such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuer and the Guarantors may from time to time reasonably request in writing; provided that if a Holder fails to provide the requested information within 10 Business Days after receiving such request, the Issuer or any Guarantor may exclude such Holder’s Registrable Securities from such Shelf Registration Statement; provided further that any failure to provide such information shall not require the Issuer or the Guarantors to pay Additional Interest.

(c) Each Participating Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(a)(v)(2), Section 3(a)(v)(3), Section 3(a)(v)(4), Section 3(a)(v)(5), Section 3(a)(v)(6) or Section 3(a)(v)(7) hereof, such Person will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Person’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Issuer and the Guarantors, such Person will deliver to the Issuer and the Guarantors all copies in its possession, other than permanent file copies then in such Person’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Issuer and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement pursuant to Section 2(f), Section 3(a)(v)(2), Section 3(a)(v)(3), Section 3(a)(v)(4), Section 3(a)(v)(5), Section 3(a)(v)(6) or Section 3(a)(v)(7) that results in suspension of disposition of Registrable Securities pursuant to Section 3(c), the Issuer and the Guarantors shall not be required to maintain the effectiveness thereof during the period of such suspension, and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement on a day-by-day basis by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

(e) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, subject to the approval of the Issuer and the Guarantors, which approval shall not be unreasonably withheld. All fees, costs and expenses of the Underwriters, except for Registration Expenses, shall be borne solely by the Holders of Registrable Securities.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The parties hereto understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuer and the Guarantors agree to use commercially reasonable efforts to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 90 days after the Exchange Date (as such period may be extended pursuant to Section 3(d) hereof), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Issuer and the Guarantors further agree that, subject to Section 3(c), Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

5. Indemnification and Contribution. (a) The Issuer and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including any reasonable and actual out of pocket legal or other out of pocket expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Issuer in writing by the Representative, any Initial Purchaser or any Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Issuer and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchasers and the other selling Holders, the directors and officers of the Issuer and the Guarantors and each Person, if any, who controls the Issuer, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuer in writing by such Holder expressly for use in any Registration Statement and any Prospectus. Any underwriting agreement entered into in connection with any Underwritten Offering permitted by Section 3, shall include provisions whereby each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchasers and the selling Holders, the directors and officers of the Issuer and the Guarantors and each Person, if any, who controls the Issuer, the Guarantors, any Initial Purchaser and any selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Issuer in writing by such Underwriter expressly for use in any Registration Statement and any Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall assume and control the defense of such action and shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 5(a) and 5(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 5(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case for clauses (i)-(iv), the Indemnifying Person’s obligations shall be only for reasonable and actual outside counsel fees and expenses. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or separate but substantially similar or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representative, (y) for any other Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders (other than any Initial Purchaser) and (z) in all other cases shall be designated in writing by the Issuer. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. The Indemnifying Person shall not be required to indemnify the Indemnified Person under this Section 5 for any amount paid or payable by the Indemnified Person in connection with the settlement of any action, proceeding or investigation without the written consent of the Indemnifying Person, which consent shall not be unreasonably withheld, conditioned or delayed, but if settled with written consent of the Indemnifying Person or if there be a final judgment, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Issuer, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer or the Guarantors or the officers or directors of or any Person controlling the Issuer or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Issuer and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuer or any Guarantor under any other agreement in effect as of the date hereof and (ii) neither the Issuer nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent (excluding Registrable Securities held by the Issuer, the Guarantors and their affiliates); provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof that relates exclusively to the rights of Holders whose Registrable Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Registrable Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Registrable Securities being tendered pursuant to such Exchange Offer.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, email, telecopier/facsimile, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Issuer and the Guarantors, initially at the Issuer’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this

Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied/faxed; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (solely in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder, in each case subject to Section 6(j) hereof.

(f) Counterparts and Execution. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other electronic transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claims, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof that would require the application of any other law.

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(j) Exclusive Remedy. Notwithstanding anything contained in this Agreement (including without limitation Sections 2, 3 and 4 hereof) or in the Indenture to the contrary, the payment of Additional Interest shall be the only remedy available to the Initial Purchasers and the Holders of Securities for any Registration Default or other failure to comply with this Agreement (other than failure to comply with Section 5 of this Agreement). Each party hereto acknowledges and agrees that the harm caused by a Registration Default would be impossible or very difficult to accurately estimate as of the date hereof, and that the Additional Interest is a reasonable estimate of the anticipated or actual harm that might arise from a Registration Default.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IQVIA INC.

By:	/s/ Nicholas Childs
	Name:	Nicholas Childs
	Title:	Vice President and Treasurer

IQVIA HOLDINGS INC.

By:	/s/ Nicholas Childs
	Name:	Nicholas Childs
	Title:	Senior Vice President, Investor Relations and Treasury, and Treasurer

[Signature Page to Registration Rights Agreement]

BENEFIT HOLDING, INC., as a Guarantor

BUZZEOPDMA LLC, as a Guarantor

DATA NICHE ASSOCIATES, INC., as a Guarantor

IMS SOFTWARE SERVICES LTD., as a Guarantor

INNOVEX MERGER CORP., as a Guarantor

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD., as a Guarantor

IQVIA BIOSCIENCES HOLDINGS, LLC, as a Guarantor

IQVIA BIOTECH LLC, as a Guarantor

IQVIA CHINAMETRIK INC., as a Guarantor

IQVIA COMMERCIAL FINANCE INC., as a Guarantor

IQVIA COMMERCIAL INDIA HOLDINGS CORP., as a Guarantor

IQVIA COMMERCIAL TRADING CORP., as a Guarantor

IQVIA GOVERNMENT SOLUTIONS INC., as a Guarantor

IQVIA MEDICAL COMMUNICATIONS & CONSULTING INC., as a Guarantor

IQVIA MEDICAL EDUCATION INC., as a Guarantor

IQVIA PHARMA INC., as a Guarantor

IQVIA PHARMA SERVICES CORP., as a Guarantor

IQVIA PHASE ONE SERVICES LLC, as a Guarantor

IQVIA RDS ASIA INC., as a Guarantor

IQVIA RDS INC., as a Guarantor

IQVIA RDS LATIN AMERICA LLC, as a Guarantor

IQVIA TRANSPORTATION SERVICES CORP., as a Guarantor

IQVIA TRADING MANAGEMENT INC., as a Guarantor

MED-VANTAGE, INC., as a Guarantor

OUTCOME SCIENCES, LLC, as a Guarantor

Q SQUARED SOLUTIONS HOLDINGS LLC, as a Guarantor

Q SQUARED SOLUTIONS LLC, as a Guarantor

QCARE SITE SERVICES, INC., as a Guarantor

RX INDIA, LLC, as a Guarantor

TARGETED MOLECULAR DIAGNOSTICS, LLC, as a Guarantor

VALUEMEDICS RESEARCH, LLC, as a Guarantor

VCG&A, INC., as a Guarantor

VCG-BIO, INC., as a Guarantor

By:	/s/ Nicholas Childs
Name:	Nicholas Childs
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES LLC, as Representative of the Initial Purchasers

By:	/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

[Signature Page to Registration Rights Agreement]

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated as of [ ], 2023 by and among IQVIA Inc., a Delaware corporation (the “Issuer”), IQVIA Holdings Inc., a Delaware corporation (the “Parent”), each subsidiary of the Issuer party thereto (the “Subsidiary Guarantors”) and J.P. Morgan Securities LLC, as representative (the “Representative”) of the initial purchasers listed on Schedule II of the Purchase Agreement (as defined in the Registration Rights Agreement)), to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of _________ 20[    ].

[NAME]

By:
Name:
Title: